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                                                                      Exhibit 99

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, Shmuel Schneibalg, hereby certifies as follows:

a) He is the Chief Executive Officer and the Chief Financial Officer of Safetek International, Inc. (the "Company");

b) To the best of his knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

c) To the best of his knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.



                                                 By: /s/Shumel M. Shneibalg
                                                     ----------------------
                                                     Shmuel M. Shneibalg
                                                     Chief Executive Officer
                                                     and Chief Financial Officer


                                                     Date:  August 14, 2002